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                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):    November 29, 1997
                                                         -----------------


                                    SERACARE, INC.
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                (Exact name of registrant as specified in its charter)


     Delaware                     0-21781                       95-4343492
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(State or other                 (Commission                  (I.R.S. Employer
jurisdiction of                 File Number)                   Identification
incorporation)                                                      Number)


         1925 Century Park East, Suite 1970, Los Angeles, California   90067
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              (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (310) 772-7777
                                                     --------------


                                    Not Applicable
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            (Former name or former address, if changed since last report)

Total sequentially numbered pages in this document: 13.


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On November 29, 1997 (the "Closing Date") SeraCare Acquisitions, Inc. (SeraCare) a Nevada corporation and a wholly-owned subsidiary of SeraCare, Inc. (the "Company") acquired substantially all of the operating assets of American Plasma Management, Inc., American Plasma Systems, Inc., and American Plasma Reno, Inc. (collectively referred to as "Seller") consisting primarily of five operating plasma collection centers located in Salt Lake City, Utah; Reno, Nevada; Kalamazoo, Michigan; South Bend, Indiana; and Boise, Idaho, including inventory on hand as of the Closing Date.

Under terms of the Asset Purchase Agreement dated November 29, 1997, the total purchase price paid by SeraCare was $1,850,000, of which $1,250,000 was paid in cash and $600,000 of which was in the form of a promissory note in favor of Seller bearing interest at 8% per annum and due in one balloon payment no later than October 31, 1998.

The operating assets acquired by SeraCare included furniture and equipment, leasehold improvements, FDA licenses, and Donor Bases, medical supplies and softgoods, and plasma inventories.

The purchase price was determined through arms length negotiations between the Company and the Seller. In order to finance the acquisition and provide working capital for the subsequent operation thereof, the Company interred into private placement agreements for the sale of 329,896 shares of the Company's common shares for $1,500,000. The private placement was made pursuant to a Regulation D Offering in accordance with the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and Rule 506 of
Regulation D promulgated under the Act.   In addition, the Company issued the
$600,000 promissory note in favor of the Seller bearing interest at 8% per annum and due in one balloon payment no later than October 31, 1998.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

             Audited financial statements of American Plasma Management, Inc., American Plasma Systems, Inc., and American Plasma Reno, Inc. for the fiscal year ended October 31, 1997.

             At this time, it is impractical to file the required financial statements referenced above. Such financial statements will be filed as soon as practical, but no later than 60 days after the date on which this Report on Form 8-K is filed.

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              (b) PRO FORMA FINANCIAL INFORMATION

                  At this time, it is impractical to file the required pro forma financial information. Such data will be filed as soon as practical, but no later than 60 days after the date on which this Report on Form 8-K is filed.



(c)  EXHIBITS

    (2.1) Asset Purchase Agreement dated November 29, 1997 by and between SeraCare Acquisitions, Inc. (as Buyer), and American Plasma Management, Inc., American Plasma Reno Inc. and American Plasma Systems, Inc., (as Seller)




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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SERACARE, INC.



Date:    December  11, 1997       By:    /s/ BARRY D. PLOST
     ----------------------          --------------------------------
                                     Barry D. Plost
                                     Chairman of the Board, President
                                        and Chief Executive Officer

                                  By:    /s/  JERRY L. BURDICK
                                     --------------------------------
                                     Jerry L. Burdick
                                     Executive Vice President and
                                        Chief Financial Officer















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